COMPROMISE AND SETTLEMENT AGREEMENT


          THIS COMPROMISE AND SETTLEMENT AGREEMENT (the "Agreement") is made and entered into as of this 28th day of April, 2004, by and between Oak Ridge Micro-Energy, Inc., a corporation organized under the laws of the State of Colorado, United States of America ("Oak Ridge"), Mark Meriwether, a resident of the State of Utah, United States of America, and the President of Oak Ridge ("Meriwether"), with Oak Ridge and Meriwether being sometimes collectively called the "First Parties" herein; and Global Opportunity GmbH & Co., a corporation organized under the laws of Germany ("Global"), Marcus Petrullat, a resident of Germany and a duly authorized representative or agent of Global ("Petrullat"), Erich Holderer, a resident of Germany ("Holderer") and Oak Ridge Micro-Energy Europa AG, a corporation organized under the laws of Germany ("Oak Ridge Europa"), and Erich Holderer, a resident of Germany, with Global, Petrullat, Holderer and Oak Ridge Europa being sometimes collectively called the "Second Parties" herein.

                          WITNESSETH:

                               1.

                            Purpose

          The First Parties and the Second Parties acknowledge that there presently exists a substantial, irreconcilable dispute among the First Parties on the one hand and the Second Parties on the other hand, and without admitting or acknowledging the accuracy or truthfulness of the claims of any other party, these parties have determined it to be in their mutual best interests to resolve any such dispute. Therefore, the purpose of this Agreement is to compromise and settle any and all claims or causes of action of any type or nature whatsoever or matters otherwise related to the dispute described in Section 2 herein below, without qualification, by, between and among the parties hereto and their respective successors, directors, executive officers, agents, employees and stockholders.

                               2.

                      Statement of Dispute

          2.1 The First Parties and the Second Parties agree that Oak Ridge and Global entered into a Letter Agreement as of December 2, 2003, a copy of which is attached hereto as Exhibit A and incorporated herein by reference (the "Global Letter Agreement"), and pursuant to which Oak Ridge agreed to offer in Germany and Global agreed to sell in Germany certain $1.25 units of Oak Ridge comprised of one fully-paid share of common stock of Oak Ridge and one $1.25 one year warrant to acquire an addition share of common stock of Oak Ridge (the "Units"). These parties also agree that the Units, the common stock and the warrants of Oak Ridge were all "restricted securities" as that term is defined under Rule 144 of the United States Securities and Exchange Commission, and that no public sale of the common stock included in the Units can be made until the expiration of one year from the date of payment of the respective Units offered and sold, and that one year must elapse from the payment of the exercise price of the warrants prior to any public sale of the common stock issuable on the exercise of the warrants.

          2.2 The First Parties and the Second Parties also agree that Global, though representations of its legal counsel, Fabian A. Krause, Esq., and in the form correspondence from Mr. Krause intended to operate as a legal opinion, represented to Oak Ridge that (i) Global was fully and lawfully authorized to offer and sell the Units in Germany; and (ii) that no prior or subsequent governmental filings of any kind were required in Germany of Oak Ridge or Global to effect the offer and sale of the Units in Germany.

          2.3 The First Parties and the Second Parties further agree that to the date of this Agreement, Global has wired or caused to be wired to the bank account of Oak Ridge the aggregate sum of $1,018,575.07 for the purchase of 814,860 of the Units of Oak Ridge offered and sold by Global under the Global Letter Agreement from the at the times, in the amounts and from the persons listed in Exhibit B attached hereto and incorporated herein by reference.

          2.4 The First Parties and the Second Parties additionally agree that the Subscription Agreements tendered by Oak Ridge Europa for the purchase of 360,000 the Units outlined in Section 2.3 hereof, along with the $450,000 in wired funds through Global or otherwise for the payment of such Units, were changed by the Second Parties to be a Subscription Agreement and payment of 360,000 Units to be issued in the name of Global.

          2.5 The First Parties and the Second Parties also agree that Global sold 800,000 Units prior to April 15th, 2004, and that Holderer receives 200,000 shares of common stock of Oak Ridge that are "restricted securities". This is put together out of 40,000 compensatory shares of common stock per each 200,000 Units that Oak Ridge agreed to pay Holderer in connection with the offer and sale of the Units under the Global Letter Agreement and a bonus of 40,000 shares for paying a total of 200,000 shares of common stock, all of which shall be issued in accordance with the Global instructions attached hereto as Exhibit C and incorporated herein by reference.

          2.6 The First Parties, Global and Holderer further agree that the Global Letter Agreement is terminated, effective as of April 1, 2004, and that the maximum number of Units that shall have been sold by Global or purchased by the Second Parties or anyone acting by or through the Second Parties under the Global Letter Agreement or otherwise shall be 800,000 Units for an aggregate consideration of $1,000,000, with the balance of the $18,575.07 to be returned to Global for its use.


          2.7 The First Parties and the Second Parties additionally agree that the following shares of common stock amounting to 641,710 shares that comprise a portion of the Units offered and sold by Global under the Global Letter Agreement have been issued, delivered or will be delivered as follows, which is acceptable to all parties: Fabian-Alexander Krause, 38,000 shares (delivered to Global); Eckerd Wohlgehagen, 80,000 shares (delivered to Global); Dr. Peter Heck, 82,000 shares (delivered to Global); Fabian-Alexander Krause, 340,000 shares (being held in trust by Leonard W. Burningham, Esq., legal counsel for Oak Ridge, for delivery to Global on the execution and delivery of this Agreement); and Fabian-Alexander Krause, 101,710 shares
(also being held in trust by Mr. Burningham for delivery to Global on the execution and delivery of this Agreement). These parties further agree that an additional 158,290 shares of common stock will also be issued and delivered to Fabian-Alexander Krause on the execution and delivery of this Agreement, which amount will represent the balance of the common stock that comprises a portion of the 800,000 Units that have been agreed to have been offered and sold under the Global Letter Agreement, which is acceptable to all parties.

          2.8 The First Parties and the Second Parties additionally agree that all warrants that comprise a portion of the 800,000 Units that have been agreed to have been offered and sold under the Global Letter Agreement shall be promptly issued and delivered to Global on the execution and delivery of this Agreement, in the same names and corresponding numbers of warrants into which the common stock that comprises a portion of the Units have been issued as aforesaid, excluding, for that purpose, the compensatory shares of Global to be issued under its direction as outlined in Section 2.5 above. Oak Ridge also agrees to pay Global a commission of $0.125 per each Unit that is exercised and paid by the holders of the 800,000 Units offered and sold by Global, to which all parties agree.

          2.9 Global claims that Global or their partnership companies have been engaged by Oak Ridge as consultants for the aggregate compensation of $100,000. The First Parties deny that they agreed to any such engagement, but state that they would pay Global and/or an aggregate amount of $0.10 per each Unit sold for a total amount of $80,000, $38,646 of which has already been paid by Oak Ridge to Global, and $41,354 of which would paid to Global on the execution and delivery of this Agreement.

          2.10 The Second Parties claim that the First Parties offered to enter into a joint venture or grant them a license, right or other interest in the Oak Ridge "thin film battery" technology in consideration of the execution and delivery of the Global Letter Agreement and/or the investment of funds in or other activities to be performed for or on behalf of Oak Ridge or otherwise; the First Parties agree that there was some general discussion about these matters, but they deny that there were any agreements or understandings of any kind or nature whatsoever to enter into a joint venture with or grant the Second Parties or anyone associated with them any license, right or other interest in the Oak Ridge "thin film battery" technology.

          2.11 The First Parties and the Second Parties desire to compromise and settle all causes of action, claims, rights, interests or otherwise existing by, between or among the First Parties on the one hand and the Second Parties on the other, in any way relating to the foregoing.

                               3.

                      Terms of Settlement

          3.1 On the execution and delivery of this Agreement, Oak Ridge shall issue and deliver to Global the 200,000 compensatory shares of common stock of Oak Ridge as referenced in Section 2.5 above and in accordance with the already mailed written instructions of Global; refund the $18,575.07 as referenced in Section 2.6 above to Global by wire transfer; issue and deliver to Global the 158,290 shares of common stock and deliver to Global 340,000 and 101,710 shares of common stock (being held in trust by Mr. Burningham for delivery to Global on the execution and delivery of this Agrement) as referenced in Section 2.7 above; issue and deliver the 800,000 warrants as referenced in Section 2.8 above; pay Global the $41,354 as referenced in
Section 2.9 above by wire transfer; and agrees to pay Global $0.125 per each warrant that is exercised of the 800,000 Units sold by Global under the Global Letter Agreement within 10 days of the receipt of funds for any exercise of any of these warrants. All deliveries shall be made by Federal Express.

          3.2 Oak Ridge Europa will do the following within 10 days after signing this agreement and receiving all shares and payments:

          a) Arrange at notary to change its name to a name that does not indicate any affiliation with Oak Ridge or the Oak Ridge "thin film battery" technology;

          b) The Second Parties will not use the name "Oak Ridge" for any purpose whatsoever following the execution and delivery of this Agreement without the prior written consent of Oak Ridge, represented by duly adopted and signed resolutions of its Board of Directors; and

          c) The Second Parties will also not represent in any manner that they are anything other than "stockholders" of Oak Ridge.

          3.3 Oak Ridge shall provide an opinion of its legal counsel, Leonard W. Burningham, Esq., to the effect that: (i) the common stock comprising a portion of the Units is fully-paid and non-assessable; (ii) that the common stock issuable on exercise of the warrants will, on exercise and payment of the exercise price of the warrants, be fully-paid and non-assessable; (iii) that the First Parties duly authorized the execution and delivery of this Agreement; that the persons signing for or on behalf of the First Parties were the authorized signatories of the First Parties; and (iv) that this Agreement is a valid and binding agreement, enforceable in accordance with its terms, except as may be limited by bankruptcy laws and similar laws affecting the rights of creditors.

          3.4 Global will provide an opinion of its legal counsel, Fabian A. Krause, Esq., to the effect that: (i) the offer and sale of the Units by Global under the Global Letter Agreement complied in all material respects with the laws of Germany; (ii) that no filings with German governmental authorities were or will be required by Global or Oak Ridge as a result of the offer and sale of the Units by Global; (iii) that the Second Parties duly authorized the execution and delivery of this Agreement; (iv) that the persons signing for or on behalf of the Second Parties were the authorized signatories of the Second Parties; and (v) that this Agreement is a valid and binding agreement, enforceable in accordance with its terms, except as may be limited by bankruptcy laws and similar laws affecting the rights of creditors.

          3.5 The First Parties and the Second Parties agree that all claims and causes of action of any type or nature whatsoever related to the Statement of Dispute, whether direct or indirect, actual or apparent, related to damages for misrepresentations, omissions, losses or expenses or otherwise, are hereby compromised and settled, without qualification, subject only to payment and/or delivery of consideration as set forth in this Section 3..

          3.6 The First Parties, singly and jointly, on one hand, and the Second Parties, singly and jointly, on the other hand, agree to indemnify and hold harmless the other harmless against and from any claims or causes of action brought by the other or by any successor, director, officer, agent, employee, stockholder or debtor, creditor or professional of the other who makes any claim or attempts to make any claim for any cause against the other party based upon or arising out of the Statement of Dispute, whether direct or indirect, actual or apparent, related to damages for misrepresentations, omissions, losses or expenses or otherwise.

          3.7 Oak Ridge may not summarize this Agreement on its web site but may summarize this Agreement in any filings with the United States Securities and Exchange Commission.

          3.8 Oak Ridge will close the web-notice regarding the relationship to Oak Ridge Europa AG.

          3.9 Oak Ridge will not sell or offer shares, units or warrants to German investors directly or with other agents than Global until January, 2006. All correspondence with German investors must be made through Global.


                               4.

                        Change of Facts

          Each of the parties hereto acknowledges that to the best of its/his personal knowledge and belief, the facts and circumstances as known to each under which this Agreement has been executed and entered into are true, accurate and complete in all material respects, and each party further acknowledges that such facts or circumstances may in the future prove to be different, and each assumes the risk of any such facts or circumstances proving to be otherwise than those understood at the time of the execution of this Agreement.

                               5.

                         Miscellaneous

          5.1 At any time, and from time to time after the execution and delivery hereof, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

          5.2 All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, or by courier or facsimile as follows:

If to Oak Ridge and
Meriwether:         3046 Brighton Place
                    Salt Lake City, Utah


With a copy to:          Leonard W. Burningham, Esq.
                    455 East 500 South, #205
                    Salt Lake City, Utah 84111
                    Facsimile: 801-355-7126

If to Global, Holderer
Petrullat or Oak Ridge
Europa :            c/o Fabian A. Krause, Esq.
                    Couvenstr. 2
                    D40211 Dusseldorf
                    Germany
                    Facsimile: 011-49-0-211-550-44-755

          5.3 This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

          5.4 The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          5.5 This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Utah of the United States of America, except to the extent pre-empted by United States of America law, in which event (and to that extent only), federal law shall govern. Any actions permitted hereunder shall be brought in the State of Utah in the county in which the principal executive offices of Oak Ridge are situated only.

          5.6 This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

          5.7 This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5.8 In the event of any default hereunder, the prevailing party in any action to enforce the terms and provisions hereof shall be entitled to recover reasonable attorney's fees and related costs.

          IN WITNESS WHEREOF, the parties have executed this Agreement effective the latest date hereof.

                         Oak Ridge Micro-Energy, Inc.

Date: 04/30/04            /s/ Mark Meriwether
                          Mark Meriwether, President


Date: 04/30/04            /s/ Mark Meriwether
                         Mark Meriwether, Individually


                         Global Opportunity GmbH & Co.


Date: April 30, 2004           /s/ Fabian Krause
                         Marcus Petrullat, represented
                         by Fabian Krause

                         Oak Ridge Micro-Energy Europa AG


Date: April 30, 2004           /s/ Fabian Krause
                         Ralf Merkler, represented by
                         Fabian Kruase


Date: 30.04.2004               /s/ Erick Holderer
                         Erich Holderer

Exhibit A

                  Oak Ridge Micro-Energy, Inc.
                    3046 East Brighton Place
                    Salt Lake City, UT 84121




December 2, 2003



Global Opportunity GmbH & Co.
zweite Beteiligungs KG
Schadowstr. 78
40212 Dusseldorf
Germany

Attention: Erich Holderer

Re:       Letter Agreement between Oak Ridge Micro-Energy, Inc., a Colorado corporation (the "Company"), and Global Opportunity GmbH & Co. ("Global Opportunity"), respecting a purchase proposal of Global Opportunity to purchase certain $1.25 units comprised of one fully paid share of common stock and one $1.25 one year warrant to purchase one additional share of "restricted securities" that are common stock of the Company (the "Unit" or "Unit")

Dear Mr. Holderer:

          The following is our proposal to you regarding the above referenced matter (the "Letter Agreement"), based upon our recent correspondence and telephone conversations and the correspondence of our legal counsel with you, which, if accepted by you, will be submitted to our Board of Directors for ratification and approval (the "Effective Date").

                  Agreement to Purchase Units

          Global Opportunity shall purchase a minimum of 750,000 Units (the "Minimum Offering") and a maximum of 1,250,000 Units (the "Maximum Offering") on or before the earlier of April 30, 2004, or the date when all such Units shall be been purchased and paid for (the "Offering"), for sale to one or more funds that it represents and that are unregulated and unregistered funds under German law. The $1.25 one year warrants that comprise a portion of each Unit shall expire one year from the date of purchase and payment of the $1.25 exercise price of each such Unit. The Minimum Offering may be reduced to a smaller number of Units, or the entire Offering may be terminated by Global Opportunity, if it believes, in its sole discretion, that the then trading price of the Company's common stock is insufficient to support the Offering to the fund or funds to which the Units will be offered. The Offering may also be extended beyond April 30, 2004, by mutual agreement of the Company and Global Opportunity, provided, that in such event, the compensation to be paid to Erich Holderer as outlined below under the caption "Compensation," shall be reduced to 20,000 restricted securities" that represent shares of common stock of the Company for each 125,000 Units subscribed to and fully paid to the Company (the "Compensation Shares").

Subscription Documents

          All Units shall be purchased and paid for pursuant to the agreements prepared by the Company and provided to Global Opportunity (the "Subscriptions" or "Subscription Documents").

"Restricted Securities"

          All Units, the common stock and the warrants of which each Unit is comprised and the common stock underlying such warrants are "restricted securities" as that term is defined under Rule 144 of the Securities and Exchange Commission. The Rule 144 holding period shall commence on full payment of the Units, for the common stock and warrants of which each Unit is comprised, and the common stock underlying such warrants, on full payment of the $1.25 exercise price.

Payment of Subscriptions

          All Subscriptions shall be payable to the Company in certified funds, by wire transfer, to the bank account of the Company, at Bank Routing No. 124302613, to Account No. 41001660, in the Company's name. Unless payment of the first 250,000 Units to be purchased is received, along with duly executed Subscription Documents, within 25 days of the Effective Date hereof, this Letter Agreement shall terminate (the "Termination Date"), with the Company retaining any funds paid to the Termination Date and with the Company only being required to pay any fees or expenses otherwise provided herein on a pro rata basis, based upon the actual number of Units sold and paid for.

                          Compensation

          The Company will pay Erich Holderer, only, an advisor's fee of 40,000 "restricted securities" or Compensation Shares that represent shares of common stock of the Company for each 250,000 Units subscribed to and fully paid to the Company to a maximum of 200,000 Compensation Shares, provided the Maximum Offering is fully subscribed and paid for; no other fees or costs will be paid by the Company in connection with the Offering, except for fees associated with the issuance and delivery of the Units and the common stock and warrants of which the Units are comprised. If the entire Offering is not subscribed and paid for by April 30, 2004, the Compensation Shares for each 250,000 tranche of Units shall be reduced to 20,000 shares per each 250,000 tranche. The Rule 144 holding period for the Compensation Shares shall commence on full payment of each 250,000 tranche of Units subscribed and paid for, and the Company will pay for any legal opinion that is required of Mr. Holderer to sell these Compensations Shares under Rule 144 following the expiration of the requisite holding period of Rule 144.

          In the event of the exercise of any of the warrants that comprise a part of the Units, a cash fee of 12.5% of the exercise price shall also be paid to Erich Holderer from the exercise proceeds received by the Company, as additional compensation for his services hereunder.

                             Costs

          Unless otherwise agreed by our President, all costs incurred by you shall be at your own cost and expense, and shall not be the responsibility of the Company.

                     Independent Contractor

          You shall each act as Independent Contractors as that term is generally defined in corporate law, and you shall be fully responsible for all withholding taxes, social security payments and similar costs of an employer as though you were self employed.

                  Weekly Telephone Conference

          We shall, weekly, confer respecting the services that you have rendered to or for our benefit.

                         Monthly Report

          Monthly, you shall be required to submit a written summary of the services that you have rendered to or for our benefit, along with any recommendations that you may have to us.

                      Inability to Bind Us

          You shall have no authority to act for us in any manner, except to provide us with the services outlined herein. You cannot bind us to any contract or agreement without the prior written approval of our Board of Directors.


                         Governing Law

          This Letter Agreement shall be made, interpreted under and enforced only in the federal and state courts of the State of Utah.

                          Termination

          Either party may terminate this Agreement on 30 days written notice to the other, provided, however, such Termination shall have no effect on any earned compensation hereunder.

                            Default

          In the event of any default hereunder and the commencement of legal proceedings to enforce the terms and conditions of this Letter Agreement, the prevailing party in any such action shall be entitled to recover all reasonable costs and attorney's fees incurred in any such proceedings.

                    Lack of Adverse Actions

          Our legal counsel has completed a preliminary background check of your names (Global Opportunity GmbH & Co. and Erich Holderer) to determine whether you have been the subject of any enforcement action brought by the Securities and Exchange Commission or any state agency, or whether you have ever been convicted of a criminal offense other than a misdemeanor offense.
He has found no such proceedings or crimes, and your execution and delivery of this Letter Agreement is your affirmative representation that this information is true and correct, and that to your knowledge, no such actions are presently being contemplated against you in the United States, Germany or by any other agency whatsoever.

          Conditions Precedent to the Letter Agreement

          Your legal counsel, who must provide evidence of his authority to practice law in the Country of Germany, shall have provided the Company with his letter of opinion confirming the following:

          1. A complete description of the fund, its managers and/or general partner and the method of offer and sale of Units comprising the Offering;

          2. That this Letter Agreement and the Offering contemplated by the Company through as proposed will not violate any law, rule or regulation of Germany, and specifically, its securities laws, rules and regulations;

          3. That what you have proposed is in compliance with all applicable German laws, rules and regulations, and specifically, its securities laws, rules and regulations;

          4.     That no registration of the Units is required in Germany;

          5. That the fund and investors therein that will be purchasing the Units will be advised of all terms and conditions hereof; and that each will be provided with a copy or access to all of the Company's filings with the Securities and Exchange Commission as filed in the Edgar Archives of the Securities and Exchange Commission at www.sec.gov.

          If the foregoing meets with your approval, please sign below, and this Letter Agreement will be submitted to our Board of Directors.

                                   Sincerely,


                                   /s/ Mark Meriwether
                                   Mark Meriwether, President


Accepted:


Global Opportunity GmbH & Co.

By /s/ Fabian A. Krause            Dated: 8.12.03
Its Chairman





          The undersigned President & CEO of Oak Ridge Micro-Energy, Inc., a Colorado corporation (the "Company"), acting pursuant to the Colorado Corporations and Associations Act and the Bylaws of the Company, does hereby adopt and ratify the foregoing Letter Agreement.


Dated: 12/5/03                      /s/ Mark Meriwether
                                   Mark Meriwether
                                   President and CEO

Exhibit B

From: Matt Searle
To: Chris Meriwether ; lwb@burninglaw.com
Sent: Tuesday, April 20, 2004 10:14 AM
Subject: incoming wires from Dec 2003-till present


ORIGINATOR HECK, PETER
BENEFICIARY OAK RIDGE MICRO ENERGY
AMOUNT 121,061.52
REF: PAYMENT FOR 82.000 UNITS OKRE
CREDIT ACCOUNT NO 41001660

Dec 22, 2003
ORIGINATOR ECKARD WOHLGEHAGEN
BENEFICIARY OAK RIDGE MICO ENERGY INC.
AMOUNT 76,745.05
ACCOUNT NO 41001660

Jan 16,2004
ORIGINATOR FABIAN KRAUSE
BENEFICIARY OAK RIDGE MICRO-ENERGY INC.
AMOUNT 52,549.00
CREDIT ACCOUNT NO 41001660

Feb 5,2004
ORIGINATOR FABIAN KRAUSE
BENEFICIARY OAK RIDGE MIRCRO ENERGY INC.
AMOUNT 122,088.50


ORIGINATOR OAK RIDGE MICRO ENERGY EURO
BNENFICIARY OAK RIDGE MICRO-ENERGY INC
AMOUNT 125,000.00

CREDIT TO ACCOUNT 41001660

Feb 10, 2004
ORIGINATOR OAK RIDGE MICRO-ENERGY EURO
BENEFICAIRY OAK RIDGE MICRO ENERGY INC.
AMOUNT 300,000.00
CREDIT ACCOUNT 41001660

Feb 19, 2004
ORIGINTOR FABIAN KRAUSE
BENEFICAIRY OAK RIDGE MICRO ENERGY
AMOUNT 5,049.00
CREDIT ACCOUNT NO 41001660

March 10, 2004
ORIGINTOR DIPL,RER,POL, HERBERT VERSE
BENEFICIARY OAK RIDGE MICRO-ENERGY INC.
AMOUNT 74,976.00
CREDIT ACCOUNT NO 41001660

March 16, 2004
ORIGINATOR HANS SACHAU
BENEFICIARY OAK RIDG MICRO-ENERGY INC.
AMOUNT 49,976.00
CREDIT ACCOUNT NO 41001660

March 19, 2004
ORIGINTOR HORST SEEGER
BENEFICIARY OAK RIDGE MICRO-ENERG. INC.
AMOUNT 30,535.00
CREDIT ACCOUNT NO 41001660.

March 22, 2004
ORIGINTOR  LUPO, SALVATORE
BENEFICIARY OAK RIDGE MIRCRO-ENERGY INC.
AMOUNT 30,595.00
CREDIT ACCOUNT NO41001660

April 6, 2004
ORIGINATOR PETER KLUG
BENEFICIARY OAK RIDGE MICRO ENERGY
AMOUNT 30,000.00
CREDIT 41001660

Exhibit C



From: E. Holderer
To: Leonard Burningham
Cc: Globalacq@aol.com
Sent: Tuesday, April 27, 2004 12:55 PM
Subject: Fw: List

Mr. Burningham, to finalize this, it is ok with the 200.000 shares. Please prepare the agreement and mail it to me. If you get the ok please fax it to Mr. Krause and a copy to me and you get this signed tomorrow. I took of a Krause position and added the position with Mr. Kossatz. So the 200.000 are below. If there is another money in of Mr. Disko please add it in the contract. If it is not in, we will discuss it later if it will come.

Regards Erich Holderer

4.800

20.000 = 24.800
Ronald Kossatz
Hans-Sachs-Strasse 12
86916 Kaufering

50.000
Herbert Verse
Wilhelm-Holzumer-Weg 38
55268 Nieder-Olm

40.000
Hans Sachau
Moorweg 6F
22949 Ammersbek

20.000
Peter Klug
Dusseldorfer Str. 16
46446 Emmerich

10.000
Eberhard Disko
Rosenheimer Str. 145 g
81671 Munchen

20.000
Salvatore Lupo
Maarweg 15
57368 Lennestadt

20.000
Horst Seeger
Stohrerstrasse 35
71229 Leonberg

15.200
Ulrich Thurm
Erlengrund 9b
48163 Munster